Forward Looking Statement

EXHIBIT 99
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
Certain of the matters discussed in this report constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,”
“estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-
looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1. Financial Statements—Note 8.
Commitments and Contingent Liabilities, Item 2. Management’s Discussion and
Analysis of Financial Condition and Results of Operations, and other factors discussed in filings we make with the United States Securities and Exchange Commission (SEC).
These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including  market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and  who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain  adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit  operations of  our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit  or other units located at the same site,
• any inability to balance our energy obligations,  available supply and risks,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision.
Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

2013 Operating Earnings Guidance
$2.74
$2.44
$2.25 -
$2.50 E
2011 Operating Earnings* 2012 Operating Earnings* 2013 Guidance
* SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.       E = ESTIMATE.

2013 Operating Earnings *
*SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME
TO RECONCILE TO OPERATING EARNINGS; ALL PERIODS REFLECT TEXAS IN DISCONTINUED
OPERATIONS.  E=ESTIMATE.
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12

76%
69%
61%
52%
47%
20%
27%
38%
43%
50%
2009 2010 2011 2012 2013E

PSE&G’s 2013 operating earnings
is benefiting from transmission growth and
cost containment initiatives
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSE&G Operating Earnings*
($ Millions)
$580 - $635E
$528
2012 2013 Guidance

Maintaining 2013 operating earnings guidance
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
2013 Earnings Guidance $2.25 - $2.50
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG Summary
•
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share, with earnings mix shifting to ~50% regulated
•
Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
•
Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
•
Strong Balance Sheet and Cash Flow support full capital program without the need for equity
•
Long history of returning cash to the shareholder through the common dividend, with opportunity for further growth

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
Three Months Ended
March 31,
2013 2012 2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $                5 $              52 $            50 $         46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (105)              52               (10)              107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) -                     4                 36               (173)         -              29              (490)
Storm O&M (PSEG Power) (17)                -                 (39)              -              -              -                -
Market Transition Charge Refund (PSE&G) -                     -                 -                  -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                     -                 -                  34            -              -                (13)
Total Pro-forma adjustments (113) $            61 $            39 $            18 $         (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507               507             507             507          507          507            508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $            0.01 $         0.10 $          0.10 $      0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.21)             0.10            (0.02)           0.21         -           (0.02)          0.03
Lease Transaction Activity (Energy Holdings) -                0.01            0.07            (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.03)             -              (0.08)           -           -           -             -
Market Transition Charge Refund (PSE&G) -                -              -              -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                -              -              0.06         -           -             (0.03)
Total Pro-forma adjustments (0.22) $           0.12 $         0.07 $          0.03 $      (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
Reconciling Items Excluded from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME.